UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  October 27, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of August 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-9 Mortgage Pass-Through Certificates, Series 2003-9)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-15              13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-9 Mortgage Pass-Through Certificates, Series 2003-9 pursuant to the terms of the Trust Agreement, dated as of August 1, 2003 among GS Mortgage Securities Corp., as Depositor, Chase Manhattan Mortgage Corp., as Master Servicer, Bank of America N.A and National City Mortgage Co. as servicers, Wachovia Bank, N.A. as Trustee and JPMorgan Chase Bank, as Securities Administrator.

     On October 27, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 27, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-9
Mortgage Pass-Through Certificates, Series 2003-9
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK

Date: November 5, 2003        By: /s  Mark Volosov
                                  --------------------------------------------
                                   Mark Volosov
                                   Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 27, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 27, 2003


                                           GSR MORTGAGE LOAN TRUST 2003-9
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                 October 27, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1         122,170,000.00     114,918,265.11  4,882,562.10     349,351.53     5,231,913.63   0.00         0.00     110,035,703.01
A2         160,748,000.00     156,612,838.52  2,575,725.99     572,680.95     3,148,406.94   0.00         0.00     154,037,112.53
A3          28,754,000.00      28,053,518.77    434,068.09     110,951.67       545,019.76   0.00         0.00      27,619,450.68
B1           5,652,000.00       5,646,288.30      5,706.21      21,033.11        26,739.32   0.00         0.00       5,640,582.09
B2           1,937,000.00       1,935,042.54      1,955.58       7,208.27         9,163.85   0.00         0.00       1,933,086.96
B3           1,454,000.00       1,452,530.64      1,467.95       5,410.85         6,878.80   0.00         0.00       1,451,062.69
B4             807,000.00         806,184.48        814.74       3,003.13         3,817.87   0.00         0.00         805,369.74
B5             808,000.00         807,183.47        815.75       3,006.86         3,822.61   0.00         0.00         806,367.72
B6             647,164.00         646,510.11        653.37       2,408.33         3,061.70   0.00         0.00         645,856.74
R                  100.00               0.00          0.00           0.00             0.00   0.00         0.00               0.00
TOTALS     322,977,264.00     310,878,361.94  7,903,769.78   1,075,054.70     8,978,824.48   0.00         0.00     302,974,592.16

X1         122,170,000.00     114,918,265.11          0.00      51,049.93        51,049.93   0.00         0.00     110,035,703.01
X2         160,748,000.00     156,612,838.52          0.00      27,773.16        27,773.16   0.00         0.00     154,037,112.53
X3          28,754,000.00      28,053,518.77          0.00       5,187.85         5,187.85   0.00         0.00      27,619,450.68
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     CUSIP         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1         36228FWR3     940.64226168  39.96531145    2.85955251     42.82486396     900.67695023        A1        3.648000 %
A2         36228FWS1     974.27550277  16.02337814    3.56260078     19.58597892     958.25212463        A2        4.388000 %
A3         36228FWT9     975.63882486  15.09592022    3.85865167     18.95457189     960.54290464        A3        4.746000 %
B1         36228FWU6     998.98943737   1.00959130    3.72135704      4.73094834     997.97984607        B1        4.470145 %
B2         36228FWV4     998.98943727   1.00959215    3.72135777      4.73094992     997.97984512        B2        4.470145 %
B3         36228FWW2     998.98943604   1.00959422    3.72135488      4.73094911     997.97984182        B3        4.470145 %
B4         36228FXA9     998.98944238   1.00959108    3.72135068      4.73094176     997.97985130        B4        4.470145 %
B5         36228FXB7     998.98944307   1.00959158    3.72136139      4.73095297     997.97985149        B5        4.470145 %
B6         36228FXC5     998.98960696   1.00958953    3.72135966      4.73094919     997.98001743        B6        4.470145 %
R          36228FXD3       0.00000000   0.00000000    0.00000000      0.00000000       0.00000000        R         4.181074 %
TOTALS                   962.53946203  24.47159804    3.32857702     27.80017506     938.06786400

X1         36228FWX0     940.64226168   0.00000000    0.41785979      0.41785979     900.67695023        X1        0.533074 %
X2         36228FWY8     974.27550277   0.00000000    0.17277453      0.17277453     958.25212463        X2        0.212804 %
X3         36228FWZ5     975.63882486   0.00000000    0.18042185      0.18042185     960.54290464        X3        0.221912 %
---------------------------------------------------------------------------------------------------    ---------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                  JON SARANITI
               JPMorgan Chase Bank - Structured Finance Services
                             4 NY PLAZA, 6TH FLOOR,
                            New York, New York 10004
                              Tel: (212) 623-4527
                              Fax: (212) 623-5930
                       Email: jon.c.saraniti@jpmorgan.com
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                        Pool 1 Mortgage Loans                                                                    114,458,000.54
                        Pool 2 Mortgage Loans                                                                    159,856,046.09
                        Pool 3 Mortgage Loans                                                                     28,660,546.11

Sec. 4.01(c)    Available Distribution                                                                             9,062,835.42
                        Principal Distribution Amount                                                                313,906.15
                        Principal Prepayment Amount                                                                7,589,863.67

Sec. 4.01(e)    Prepayments By Group
                        Group 1 Prepayments                                                                        4,758,902.69
                        Group 2 Prepayments                                                                        2,422,615.26
                        Group 3 Prepayments                                                                          408,345.72

Sec. 4.01(f)    Interest Payment
                        Class A1
                                              Accrued and Paid for Current Month                                     349,351.53
                                              Accrued and Paid from Prior Months                                           0.00
                        Class A2
                                              Accrued and Paid for Current Month                                     572,680.95
                                              Accrued and Paid from Prior Months                                           0.00
                        Class A3
                                              Accrued and Paid for Current Month                                     110,951.67
                                              Accrued and Paid from Prior Months                                           0.00
                        Class X1
                                              Accrued and Paid for Current Month                                      51,049.93
                                              Accrued and Paid from Prior Months                                           0.00
                        Class X2
                                              Accrued and Paid for Current Month                                      27,773.16
                                              Accrued and Paid from Prior Months                                           0.00
                        Class X3
                                              Accrued and Paid for Current Month                                       5,187.85
                                              Accrued and Paid from Prior Months                                           0.00
                        Class B1
                                              Accrued and Paid for Current Month                                      21,033.11
                                              Accrued and Paid from Prior Months                                           0.00
                        Class B2
                                              Accrued and Paid for Current Month                                       7,208.27
                                              Accrued and Paid from Prior Months                                           0.00
                        Class B3
                                              Accrued and Paid for Current Month                                       5,410.85
                                              Accrued and Paid from Prior Months                                           0.00
                        Class B4
                                              Accrued and Paid for Current Month                                       3,003.13
                                              Accrued and Paid from Prior Months                                           0.00
                        Class B5
                                              Accrued and Paid for Current Month                                       3,006.86
                                              Accrued and Paid from Prior Months                                           0.00
                        Class B6
                                              Accrued and Paid for Current Month                                       2,408.33
                                              Accrued and Paid from Prior Months                                           0.00
Sec. 4.01(g)    Trust Fees
                        Servicer Fee Paid                                                                             65,156.13
                        Master Servicer Fee Paid                                                                         647.66

Sec. 4.01(h)    Monthly Advances
                        Current Period Advances                                                                            0.00
                        Current Period Reimbursed Advances                                                                 0.00
                        Aggregate Unreimbursed Advances                                                                    0.00

Sec. 4.01(i)    Administrator Advances
                        Current Period Advances                                                                            0.00
                        Current Period Reimbursed Advances                                                                 0.00
                        Aggregate Unreimbursed Advances                                                                    0.00


Sec. 4.01(k)            Number of Outstanding Mortgage Loans                                                                873
                        Balance of Outstanding Mortgage Loans                                                    302,974,592.74

Sec. 4.01(l)                                  Number and Balance of Delinquent Loans
                                               Group 1
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              0-29 days                     307           114,458,000.54                100.00 %
                                              30-59 days                      0                     0.00                  0.00 %
                                              60-89 days                      0                     0.00                  0.00 %
                                              90-119 days                     0                     0.00                  0.00 %
                                              120+ days                       0                     0.00                  0.00 %
                                              Total                     307               114,458,000.54                100.00 %
                                               Group 2
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              0-29 days                     481           159,674,046.09                 99.89 %
                                              30-59 days                      1               182,000.00                  0.11 %
                                              60-89 days                      0                     0.00                  0.00 %
                                              90-119 days                     0                     0.00                  0.00 %
                                              120+ days                       0                     0.00                  0.00 %
                                              Total                     482               159,856,046.09                100.00 %
                                               Group 3
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              0-29 days                      84            28,660,546.11                100.00 %
                                              30-59 days                      0                     0.00                  0.00 %
                                              60-89 days                      0                     0.00                  0.00 %
                                              90-119 days                     0                     0.00                  0.00 %
                                              120+ days                       0                     0.00                  0.00 %
                                               Total                         84            28,660,546.11                100.00 %
                                               Group Totals
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              0-29 days                     872           302,792,592.74                 99.94 %
                                              30-59 days                      1               182,000.00                  0.06 %
                                              60-89 days                      0                     0.00                  0.00 %
                                              90-119 days                     0                     0.00                  0.00 %
                                              120+days                        0                     0.00                  0.00 %
                                               Total                        873           302,974,592.74                100.00 %


Sec. 4.01(l)                                  Number and Balance of REO Loans
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                               Group 3
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %

Sec. 4.01(l)                                  Number and Balance of Loans in Bankruptcy
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                               Group 3
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
Sec. 4.01(m)                                  Number and Balance of Loans in Foreclosure

                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                               Group 3
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %

Sec. 4.01(o)            Aggregate Principal Payment
                                              Scheduled Principal                                             313,906.15
                                              Payoffs                                                       7,419,540.97
                                              Prepayments                                                     170,322.70
                                              Liquidation Proceeds                                                  0.00
                                              Condemnation Proceeds                                                 0.00
                                              Insurance Proceeds                                                    0.00
                                              Realized Losses                                                       0.00

                                              Realized Losses Group 1                                               0.00
                                              Realized Losses Group 2                                               0.00
                                              Realized Losses Group 3                                               0.00
                                              Realized Gains                                                        0.00

Sec. 4.01(p)            Aggregate Amount of Mortgage Loans Repurchased                                              0.00

Sec. 4.01(q)            Aggregate Amount of Shortfall Allocated for Current Period
                                              Class A1                                                              0.00
                                              Class A2                                                              0.00
                                              Class A3                                                              0.00
                                              Class X1                                                              0.00
                                              Class X2                                                              0.00
                                              Class X3                                                              0.00
                                              Class B1                                                              0.00
                                              Class B2                                                              0.00
                                              Class B3                                                              0.00
                                              Class B4                                                              0.00
                                              Class B5                                                              0.00
                                              Class B6                                                              0.00
Sec. 4.01(s) Group I
                        Senior Percentage                                                                    96.290500 %
                        Senior Prepayment Percentage                                                        100.000000 %
                        Subordinate Percentage                                                                3.709500 %
                        Subordinate Prepayment Percentage                                                     0.000000 %

Sec. 4.01(s) Group II
                        Senior Percentage                                                                    96.414200 %
                        Senior Prepayment Percentage                                                        100.000000 %
                        Subordinate Percentage                                                                3.585800 %
                        Subordinate Prepayment Percentage                                                     0.000000 %

Sec. 4.01(s) Group III
                        Senior Percentage                                                                    96.418500 %
                        Senior Prepayment Percentage                                                        100.000000 %
                        Subordinate Percentage                                                                3.581500 %
                        Subordinate Prepayment Percentage                                                     0.000000 %
Aggregate
                        Beginning Balance                                                                 310,878,362.56
                        Ending Balance                                                                    302,974,592.74
                        Net Wac                                                                                  4.47403
                        Weighted Average Maturity                                                                 354.17
Groups
                        Net Wac Group 1                                                                          4.18107
                        Net Wac Group 2                                                                          4.60080
                        Net Wac Group 3                                                                          4.96791

                        Wam Group 1                                                                               353.50
                        Wam Group 2                                                                               354.50
                        Wam Group 3                                                                               355.00



             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.